                                   MACHINERY LEASE

          THIS AGREEMENT made and entered into at Huntington Park, California, this 1st day of August, 1958, by and between WARNER W. HENRY, hereinafter called "Henry" and THE W.W. HENRY COMPANY, a California corporation, hereinafter called "Company."


                                 W I T N E S S E T H:

          This Agreement is made with reference to the following facts:

               a. Contemporaneously herewith Henry and Company have entered into an Agreement of Lease (hereinafter called "Ground Lease") by the terms of which Henry has leased Company and Company has leased from Henry its certain premises located at 5731 Bickett Street, Huntington Park, California, and more particularly described in said Ground Lease.

               b. Henry has been engaged in the business of manufacturing and selling sealants, coatings and adhesives in the property covered by the Ground Lease. It is the desire of Company to lease from Henry the machinery, equipment, office furniture and fixtures owned by Henry located on the Ground Lease so that Company may continue in the business previously operated by Henry.

          NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties herein stated, it is agreed:

          1. Company leases from Henry and Henry leases to Company that certain machinery and equipment and furniture and fixtures located on the Ground Lease. Said machinery and equipment are described in the schedule thereof, attached hereto, marked Schedule "A", and by this reference incorporated herein and made a part hereof.

          2. The term hereof is for five (5) years and by agreement of the parties may be extended for three (3) additional five (5) year terms. The rental for such machinery and equipment during the initial term shall be Thirty Thousand Dollars ($30,000), payable Five Hundred Dollars ($500.00) on August 1, 1958, and Five Hundred Dollars ($500.00) on the first day of each succeeding month of the initial term. Should the parties desire to extend this Agreement after the expiration of the initial term, or any extended term hereof, they shall confer at least ninety (90) days prior to the expiration of the initial term or any extended term and negotiate in good faith to determine the rental for such machinery and equipment for any extended term hereof. In the event that parties are unable to agree on the rental for such extended term within sixty (60) days prior to the expiration of the term, then the rental for the extended term shall be determined by arbitration conducted in accordance with the provisions of the Code of Civil Procedure of the State of California. Such determination shall be binding upon the parties hereto.

          3. Company, at its own cost and expense, shall maintain the leased machinery and equipment in good and operative mechanical condition and shall not allow the machinery or equipment to be abused or to deteriorate, normal wear and tear excepted. Should any of the machinery and equipment become unusable because of obsolescence, but for no other reason, Company shall notify Henry.
If Henry elects to replace such obsolescent machinery and equipment, he may do so at his own cost and expense. If Henry elects not to place such item or items of machinery and equipment, the Company may make such replacement or replacements.

In the event that Company makes such replacement or replacements the rental for the term shall be reduced by the ratio that the initial cost of the item or items replaced bears to the total cost of all the items listed in Schedule "A". As an illustration, if the initial cost of a particular item was Ten Thousand Dollars ($10,000), and as the total initial cost of all items listed in Schedule "A" was One Hundred Twenty-Six Thousand One Hundred Five Dollars and Thirteen Cents ($126,105.13), then the rental commencing with the month subsequent to the installation of such replacement item shall be reduced by 10,000/126,105.13.

          4. Company shall, at its own cost and expense, keep such machinery and equipment insured against loss or damage by fire and any other casualty and shall cause said policy to cover both Company and Henry. Such insurance shall be in an amount equal to the full insurable value of such machinery and equipment and shall be placed in a company or companies satisfactory to Henry. Henry shall be the named assured in such policies of such insurance and all of such policies shall be delivered to Henry and retained by him.

          5. At all times during normal working hours during the term hereof, Company shall allow Henry free access to the demised premises for purposes of inspection and for purposes of making such repairs as Henry is required to make by the terms of this lease, or which Henry may deem necessary for his protection or the protection of the property.

          6. In the event that the Ground Lease referred to in Paragraph a. of the Recitals herein is terminated for any reason whatsoever, this Agreement shall automatically terminate concurrently with the termination of the Ground Lease and without further action of the parties.

          7. Upon the termination of this Agreement for any reason whatsoever, Company shall surrender all machinery and equipment herein leased to Henry in as good condition as received, normal wear and tear excepted.

          8. Company shall not hypothecate or mortgage said machinery or equipment or any part thereof. Neither shall Company suffer or permit any lien or liens of whatsoever nature to attach against said machinery or equipment. Henry shall have the right but not the duty to affix to such machinery and equipment metal tags or other appropriate markings to show that such machinery and equipment is the property of Henry and not the property of Company.

          9. This Agreement shall not be assigned by Company, whether by operation of law or otherwise, and any such assignment shall forthwith terminate this Agreement. Should Company be adjudged insolvent or bankrupt or make a composition for creditors or make an assignment for the benefit of creditors, this Agreement shall upon the occurrence of any one or more than one of such events automatically cease and terminate without further action of the parties. No creditors' committee, assignee for the benefit of the creditors, referee, or trustee in bankruptcy shall under any circumstances acquire any interest in this Agreement, or any interest in such machinery and equipment, or the right to use the same or any part thereof. In the event of the occurrence of any one or more than one of such events, Henry shall have the absolute right to enter into and upon the property covered by the Ground Lease, remove all machinery and equipment or make such other disposition thereof as he deems expedient. This latter right in Henry is absolute and Henry will have such right with or without [REMAINDER OF PARAGRAPH ILLEGIBLE].

          10. Should the premises be destroyed by fire or other casualty, then the parties hereto shall have the same rights as set forth in paragraphs 10 and 15 of the Ground Lease which said paragraphs are incorporated herein by reference as though set forth in full.

          11. Notwithstanding any provisions of this Agreement to the contrary, and particularly paragraphs 2 and 3 hereof, should Henry elect to replace a piece of obsolescent machinery or equipment and should the replacement cost be in excess of ten percent (10%) of the depreciated value of said equipment, as the same is shown on the attached Schedule "A", then there shall be added to the total rental cost for the machinery and equipment an additional rental which shall be negotiated by the parties and which shall take into consideration the cost of such new item of equipment in excess of the depreciated cost shown on said schedule Exhibit "A" and such rental shall provide sufficient return to cover the depreciation of said equipment at least as rapidly as the depreciation of said equipment at least as rapidly as the depreciation allowed for income tax purposes and to return a reasonable profit on the investment over the life of the equipment. If mutual agreement cannot be reached as to a fair rental value for such new equipment then each party hereto shall designate an arbitrator to fix said rental rate and if the two arbitrators cannot agree they in turn will select a third arbitrator and the decision of any two of the three arbitrators shall be final and binding on the parties hereto. The cost of the third arbitrator shall be borne mutually by the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 1st day of August, 1958.

THE W. W. HENRY COMPANY                 WARNER W. HENRY,



By /s/ Warner Wheeler Henry             /s/ Warner W. Henry
   ---------------------------          ---------------------------
   President

                                    RECAPITULATION
                                          OF
                                   LEASED EQUIPMENT



                                  NUMBER OF
          DESCRIPTION               ITEMS                     TOTAL COST VALUE
--------------------------------------------------------------------------------

 Office Equipment                      61                        $8,354.31

 Mobile Equipment                       4                        13,856.35


 Factory Machinery &                  104                        92,404.20
 Equipment

 Laboratory Equipment                  16                        11,490.27
                                      ---                      -----------

                                      185         TOTALS       $126,105.13
                                      ---                      -----------




                      Schedule "A" consisting of nine (9) pages

                                   OFFICE EQUIPMENT





           NO. OF
           ------
 ITEM       UNITS                      DESCRIPTION
 ----       -----                      -----------
 1.           1         Typewriter, Underwood - #3870415-5                               $38.55

 2.           1         File, 4 Drawer Steel Letter                                       25.75

 3.           1         Safe, #525885                                                    132.87

 4.           1         Cabinet, Storage #4236                                            25.62

 5.           1         Executone - Interoffice Communication - #104827                   70.50

 6.           1         Table, Small Steel                                                15.38

 7.           2         Chairs, Mahogany Arm                                              15.38

 8.           1         Desk, Mahogany 42" F.T.                                           30.75

 9.           1         Heater, Gas - Model #13                                           30.95

 10.          1         Desk, 60" Walnut - 60" x 32"                                      45.61

 11.          1         Executone - Interoffice Communication - #136140                   97.01

 12.          1         Table - #6005 Walnut                                              40.48

 13.          1         Table - #27 Walnut - 36"                                          17.94

 14.          2         Heaters - (restrooms)                                             21.53

 15.          1         Desk, FT - #B5785 - Walnut 60"x34"                                56.38

 16.          1         Cabinet, Counter High Wood Storage - #4236 -14--42x36x21"         25.63

 17.          1         Multiplier - Clary #370                                          218.36

 18.          1         Table - Walnut - 60"                                              38.62

 19.          1         File - 4 Drawer Letter                                            88.58

 20.          1         Desk, 60" Walnut                                                  82.40

 21.          1         Desk, 60"x34" Walnut FT                                           95.28

 22.          1         Chair, Walnut #7112 - Rotary H/P                                  24.72

 23.          1         Chair, Walnut - Sykes Arm Rotary                                  35.02

 24.          3         Chairs, Walnut - 3 H/P Arm #7111                                  60.26


           NO. OF
           ------
 ITEM       UNITS                      DESCRIPTION
 ----       -----                      -----------
 25.          1         Typewriter, Royal 11" Elite - #KMM3557018                        155.59


 26.          1         Duplicator, Multigraph #458065                                   790.10

 27.          1         Typewriter, Remington Rand #J-1608306                            176.63

 28.          1         Calculator - Friden #ST W10-6922                                 825.26

 29.          1         File, 2 Drawer Letter - Colombia #602-L og.                       75.36

 30.          1         Heater, Unit - office                                            259.62

 31.          1         Chair, Posture - Steel frame                                      31.95

 32.          1         File, 4 drawer letter - grey                                     100.00

 33.          1         Typewriter, Royal - #KM6 15-4599027                              175.00

 34.          1         Desk, 60" Walnut                                                  59.50

 35.          1         Desk, Executive, Oak (Soft tone)                                 164.57

 36.          1         Chair, Executive, Oak (Soft tone)                                 81.77

 37.          1         Frieden Calculator - #ADF 494978                                 650.00

 38.          1         Memotape                                                         343.23

 39.          1         Fan, Electric #12 LA                                              25.46

 40.          1         Desk, Grey Metal                                                 187.30

 41.          1         Typewriter, Smith-Corona Portable - #5S-446484                    90.52

 42.          2         Carpets (wall to wall)                                           542.58

 43.          1         Desk, Executive - Light green metal                              237.06

 44.         14         Venetian blinds                                      )
                                                                             )           175.50
 45.          6         Cornice boxes                                        )

 46.          1         Addressograph - model #30                                        115.00

 47.          1         Cabinet, green file                                               81.35

 48.          1         Desk, Grey steel - single pedestal                               103.05

 49.          1         Desk, Grey steel - single pedestal                               103.05


           NO. OF
           ------
 ITEM       UNITS                      DESCRIPTION
 ----       -----                      -----------
 50.          2         Chairs, Occasional                                               145.35

 51.          2         Chairs, Occasional                                               263.93

 52.          1         Chair, Executive                                                 150.24

 53.          1         Chair, Executive                                                 110.07

 54.          1         Bookcase, grey                                                    99.80

 55.          1         Cabinet, green with base and top                                  83.10

 56.          1         Desk, walnut #6001                                                89.25

 57.          1         Chair, Hipoint swivel                                             34.00

 58.          1         Table, green metal                                               128.56

 59.          1         Table, grey metal                                                122.40

 60.          1         File, Letter - green - # 4 drawer                                131.54

 61.          1         File, Letter - grey - 2 drawer                                   113.05
                                                                                      ---------
                                                                                      $8,354.31
                                                                                      ---------


                                   MOBILE EQUIPMENT


        NO. OF
        ------
 ITEM    UNITS                      DESCRIPTION
 ----    -----                      -----------
 1.        1         Truck, Chevrolet - #N305694CAL             $1,704.10

 2.        1         Towmotor, #4446473 - Model LT-44            2,725.50

 3.        1         Towmotor, #4205198 - Model #420             4,007.50

 4.        1         Towmotor, #420580023 - Model #420           5,419.25
                                                               ----------
                                                        TOTAL  $13,856.35
                                                               ----------


                        FACTORY MACHINERY AND EQUIPMENT



          NO. OF
          ------
 ITEM      UNITS                    DESCRIPTION
 ----      -----                    -----------
 1.          1          Mixer, Linoleum Cement                                                 $1,000.00

 2.          1          Stencil Machine                                                            65.00

 3.          1          20' Section Roller Conveyor                                  )
                                                                                     )            144.91
 4.          1          10' Section Roller Conveyor                                  )

 5.          1          Mixer, Fiber Coating with coil heater - 1000 gal.  capacity             1,511.41

 6.          1          #100 Barrel Truck                                            )
                                                                                     )             80.98
 7.          1          #100 Barrel Truck                                            )

 8.          1          Motor-1/2 HP-Plastic Filler - Motor #429605, Frame #56-5-10                62.53

 9.          1          Steel Stand - for mixer                                      )
                                                                                     )            128.32
 10.         1          Steel Stand - for mixer                                      )

 11.         1          Set Pipe Fitting Tools & Equipment, dies, reamer & cutter                  54.30

 12.         1          Machine, plastic filling - screw type                                     230.63

 13.         32         Steel Lockers                                                             131.20

 14.         1          Truck - American Daisy, Hand                                               15.07

 15.         1          Labeling Machine - 1/4 HP - Burt                                          563.75

 16.         1          Lift Truck - hand operated                                                173.53

 17.         1          Electric Welding Outfit - with accessories                                340.30

 18.         1          Boston Stitcher & Coils - 14B - #2006                                     382.79

 19.         1          Labeler, Standard Knapp H.D. - 3/4 HP                                   1,795.27

 20.         4          10' Conveyor Sections                                        )
                                                                                     )
 21.         2          5' Conveyor Sections                                         )
                                                                                     )            206.10
 22.         3          Quick Adjusting Stands - #1800                               )



          NO. OF
          ------
 ITEM      UNITS                    DESCRIPTION
 ----      -----                    -----------
                                                                                     )
 23.         2          Quick Adjusting Stands - #1218                               )

 24.         1          2" Meter #27190 with counter #L2045                          )
                                                                                     )            190.96
 25.         2          2" E Strainers - #22869 and #22862                           )

 26.         1          Conveyor, Portable, Motor Driven 6" - 1/4                                 471.81

 27.         1          Motor, 30 HP Electric - Serial #34EM1776                                  481.38

 28.         1          Machine, Foot Closing                                                      45.08

 29.         1          Machine, Mixing - gas fired with mixing kettle - 48"x60"x144"           4,046.76

 30.         1          Pump, Moyno - Type CDQ Frame B6-6                                         368.00

 31.         1          Tank, Cone Bottom - 1000 gallon                                           278.39

 32.         1          Sterling motor - 1-1/2 HP - #4059F7H 480                                  195.70

 33.         1          Duplex Adjust-o-feeder with electric motor - Model 4Xdl                 2,808.50

 34.         1          Bowser meter - #7428043                                                   414.54

 35.         1          Mixer, type #600                                                        1,133.00

 36.         1          Truck, Flat Bed -                                                          58.26

 37.         1          Meter, Bronze case for alcohol - #1365484                                  76.72

 38.         1          Scale - Portable - Fairbanks-Morse - #G051319                              49.71

 39.         1          Multigraph with rail segment - #421084 (Sold 7/1/57.  Rent reduced)     2,188.34

 40.         1          Scale - Portable - Fairbanks-Morse - #G041056                              52.58

 41.         1          10' Fr.  section of conveyor                                               74.98

 42.         1          Machine, Mixing #1 - 100 gal. #40838                                    3,555.76

 43.         1          Electric drill - #2011293                                                  74.16

 44.         1          Mixer, Portable Electric - #RE-158 13                                     139.73

 45.         1          Mixer, Machine #2 - 40837                                               3,600.54



          NO. OF
          ------
 ITEM      UNITS                    DESCRIPTION
 ----      -----                    -----------
 46          1          Pyrometer                                                                 377.78

 47          1          Mixer, Machine #3 - #40835                                              3,933.42

 48          1          Filling machine - 2 HP                                                    702.85

 49          1          Timer                                                                      77.30

 50          1          Mixer, Crown Waste - 15 HP                                              1,520.00

 51          1          Closing Machine - #E-1057                                                  41.16

 52          1          Closing Machine - #7405-D                                                  35.28

 53          1          Closing Machine - #7929-D                                                  33.32

 54          1          Closing Machine - #10580-D                                                 33.32

 55          1          Closing Machine - #2505-1 HP                                              784.00

 56          1          Automatic closing machine - #12A378                                       940.80

 57          1          Hammer Mill                                                               194.72

 58          1          Lot Emulsion Equipment                                                  1,007.91

 59          1          Mixing Machine #4 - #15 VI/H BS                                         4,098.74

 60          1          30 HP Plastic Mixer                                                     2,923.82

 61          1          Mixer for tile cement cleaner - 1 HP                                      423.30

 62          1          Filter, Can                                                               687.08

 63          1          Mixer, Crown Paste - used - 7-1/2 HP                                    1,015.00

 64          1          Motor - #C 910859 - 7-1/2 HP                                              622.20

 65          1          Motor - #C 910860 - 7-1/2 HP                                              622.20

 66          1          Tank, 25,000 gallon U.O. lignon - 7-1/2 HP                              2,435.00

 67          1          Mixer, 1000 gallon linoleum paste - 15 HP                               3,150.00

 68          1          Pump, Cutback tank - #66305                                               700.75

 69          1          Pump, Steam refined asphalt tank - #66306                                 700.75

 70          1          Pump, with motor - #917316 - 10 HP                                        298.00

 71          1          Tank, 5000 gallon linoleum paste                                          934.00



          NO. OF
          ------
 ITEM      UNITS                    DESCRIPTION
 ----      -----                    -----------
 72          1          Tank, 5000 gallon Cone bottom                                             934.00

 73          1          Mixer, Motor #262437                                                      300.00

 74          1          Pump, Model #02AVI - Serial #139667                                       215.10

 75          1          Pump, Model #02AVI - Serial #139668                                       215.10

 76          1          Screw conveyor Unit A-5 HP                                              1,457.34

 77          1          Screw conveyor Unit B-3 HP                                              1,203.33

 78          1          Screw conveyor Unit C-3 HP                                              1,167.33

 79          1          Mixer, B-P #5-40 HP                                                     3,564.25

 80          1          Miscellaneous piping                                                    3,515.29

 81          1          Steam boiler - Model 4 LG                                               3,795.00

 82          1          Sodium Zeolite Softener                                      )
                                                                                     )            380.00
 83          1          Blow off tank                                                )

 84          1          Pump, Moyno                                                               819.50

 85          1          Pump, Moyno                                                               819.50

 86          1          Motor, #19181 - 10 HP                                                     185.00

 87          1          Motor, #158206 - 10 HP                                                    185.00

 88          1          Tank                                                                       62.00

 89          1          Tank                                                                       62.00

 90          1          Tank                                                                       60.67

 91          1          Cutter, Used - 22"                                                        340.00

 92          1          Orth-O-Meter - #18387                                                     330.00

 93          2          Mixer Tanks                                                               420.00

 94          1          Mixer - #931 - Model FGS-1                                   )
                                                                                     )          1,006.90
 95          1          Mixer - #937 - Model FGS-1                                   )

 96          1          Mixer - 50 Gallon                                                         400.00



          NO. OF
          ------
 ITEM      UNITS                    DESCRIPTION
 ----      -----                    -----------
 97          1          Mixer - Used - 7-1/2 HP - S#5251174                                       250.00

 98          1          Portable Pump                                                             125.00

 99          1          Shears, 36" foot with blades - used                                       125.00

 100         1          Condensate Preheater assembly - #40393                                    153.20

 101         1          Machine, Extrusion                                                      1,685.00

 102         1          Wiring on equipment - lot                                              12,000.00

 103         1          Sweeper, Power with side broom - #V159-A                                  920.00

 104         1          Scale, Toledo fan #1174                                                   225.00
                                                                                              ----------

                                                                         TOTAL                $92,404.20
                                                                                              ----------


                              LABORATORY EQUIPMENT



         NO. OF
         ------
 ITEM     UNITS                        DESCRIPTION
 ----     -----                        -----------
 1          1          Laboratory Mixer                                               $1,017.92

 2          1          Mixer, Homo #LI-49796 w/ 1/4 HP Motor                             185.00

 3          1          Laboratory oven and additional shelves #7240                      989.93

 4          1          Microscope                                                        139.73

 5          1          Pump, #54892 - Liquid circulating                                  30.02

 6          1          Viscometer, Model #RVF                                            308.43

 7          1          Machine, Mixing and Kneading #49225                             1,218.00

 8          1          Furnace, Hoskins Electric Muffle                                   75.00

 9          1          Unit Steel Shelving 24"x36"x84"                                    20.00

 10         3          Work Benches                                                      619.30

 11         1          Potentionmeter #1182186                                           269.00

 12         1          Utility Blower #108SM                                              58.65

 13         1          Sink Unit                                                         268.00

 14         1          Fume Hood Assembly                                                998.29

 15         1          Laboratory Mill                                                 3,960.00

 16         1          Model L Tester 0-5000# Capacity                                 1,333.00
                                                                                     ----------

                                                                           TOTAL     $11,490.27
                                                                                     ----------


                             AMENDMENT TO MACHINERY LEASE


          THIS AMENDMENT TO MACHINERY LEASE, made and entered into at Huntington Park, California as of the 1st day of August, 1968, by and between WARNER WHITE HENRY, hereinafter called "Henry", and THE W.W. HENRY COMPANY, a California corporation, hereinafter called "Company",


                                 W I T N E S S E T H:

               1. The parties hereto did, on or about the 1st day of August, 1958, enter into a Machinery Lease, pursuant to which Henry made available by lease, machinery and equipment owned by him and then in existence and used by the Company in connection with the business being conducted by it at 5731 Bickett Street, Huntington Park, California.

               2. It is provided in paragraph 2 of said Lease that the initial term is for a period of five years, that the term may be extended for three additional five year terms, and that at the end of each five year term the parties to the Lease may meet and negotiate in good faith to determine the fair rental for said machinery and equipment for such extended term. At the end of said first five year period, said Lease was renewed for additional five year period without any change in rental. The parties now desire to extend the Lease for a third five year term and to agree on a fair rental for such equipment.

               3. The appraisal firm of Marshall and Stevens have ascertained that the fair rental value of said equipment said firm determined that the sum of $18,000.00 is the fair annual rental for such equipment. The parties hereto now agree that $18,000.00 does represent the fair annual rental for said equipment.

          NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties, IT IS AGREED as follows:

               1. The term of said Machinery Lease of August 1, 1958 shall be extended for an additional five (5) year period, with the option to renew the same for an additional five year period, as provided in paragraph 2 of said Machinery Lease.

               2. The rental for such machinery and equipment during the ensuring five year term, commencing August 1, 1958, shall be the sum of $90,000.00, payable monthly at the rate of $1,500.00 a month.

               3. Except as herein amended, the Machinery Lease of August 1, 1958 shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                   ----------------------------------
                                        Warner White Henry


                                   THE W.W. HENRY COMPANY

                                   By
                                     --------------------------------
                                        Vice President


OFFICE EQUIPMENT

       No. Of                                 Original  Replacement    Value at
 Item  Units   Description                        Cost         Cost     9-12-67
 ----  -----   -----------                        ----         ----     -------
 1.    1       Typewriter, Underwood            $38.55      $250.00     $125.00
               #3870415-5

 2.    1       File, 4 Drawer Steel letter       25.75        55.00       20.00

 3.    1       Safe, #525885                    132.87       450.00      100.00


 4.    1       Cabinet, storage #4236            25.62        40.00       24.00

 5.    1       Executone - interoffice           70.50        40.00       24.00
               Communication #104827

 6.    1       Table, Small Steel                15.38        18.00       11.00


 7.    2       Chairs, Mahogany Arm              15.38        48.00       34.00

 8.    1       Desk, Mahogany 42" F.T.           30.75        85.00       57.00

 9.    1       Heater, Gas - Model #13           30.95        66.00       25.00


 10.   1       Desk, 60" Walnut - 60"x32"        45.61       130.00       78.00

 11.   1       Executone-Interoffice             97.01       150.00       95.00
               Communication - #136140

 12.   1       Table - #6005 Walnut              40.48        27.00       18.00


 13.   1       Table - #27 Walnut - 36"          17.94        20.00       13.00

 14.   2       Heaters - (restrooms)             21.53        22.00       18.00


 15.   1       Desk, FT-#85784-Walnut            56.38       125.00       75.00
               60"x34"

 16.   1       Cabinet, Counter High Wood        25.63        40.00       24.00
               Storage -#4236-14-42x36x21"

 17.   1       Table - Walnut - 60"              38.62       125.00       75.00


 18.   1       File - 4 Drawer letter            88.58        80.00       48.00

 19.   1       Desk, 60" Walnut                  82.40       125.00       75.00

 20.   1       Desk, 60"x34" Walnut FT           95.28       130.00       50.00

 21.   1       Chair, Walnut #7112 - Rotary      24.72        45.00       27.00
               H/P


                                         -3-

 22.   1       Chair, Walnut sykes Arm           35.02        45.00       20.00
               Rotary

 23.   3       Chairs, Walnut 3 H/P Arm          60.26       140.00       60.00
               #7111

 24.   1       File, 2 Drawer letter -           75.36       100.00       70.00
               Columbia #602-Log.

 25.   1       Heater, Unit-Office              259.62       558.00      100.00

 26.   1       Chair, Posture - steel frame      31.95        30.00       23.00

 27.   1       File, 4 drawer letter - gray     100.00        90.00       60.00

 28.   1       Typewriter, Royal                175.00       250.00      125.00


 29.   1       Desk, 60" Walnut                  59.50       125.00       50.00

 30.   1       Desk, Executive, Oak (soft       164.57       300.00      210.00
               tone)

 37.   1       Frieden Calculator - #ADF        650.00       880.00      620.00
               494973

 38.   1       Desk, Grey Metal                 187.30       245.00      184.00

 39.   2       Carpets (wall to wall)           542.58       320.00      240.00

 40.   1       Desk, Executive - light          237.06       350.00      280.00
               green metal

 41.   14      Venetial blinds  )
                                )               175.50       180.00      157.50
 42.   6       Cornice boxes    )

 43.   1       Addressograph - model #30        115.00       250.00      150.00

 44.   1       Cabinet, green file               81.35       180.00      135.00

 45.   1       Desk, grey steel-single          103.05       165.00      140.00
               pedestal

 46.   1       Desk, grey steel-single   "      103.05       165.00      115.00

 47.   2       Chairs, Occasional               145.35       150.00      112.00

 48.   2       Chairs,      "                   263.93       150.00      120.00

 49.   1       Chair, Executive                 150.24       140.00      112.00

 50.   1       Chair, Executive                 110.07       140.00      105.00

 51.   1       Bookcase, grey                    99.80        66.00       59.00


                                         -4-

 52.   1       Cabinet, green with base and      83.10       180.00      135.00
               top

 53.   1       Desk, Walnut #6001                89.25       145.00      100.00


 54.   1       Chair, Hipoint swivel             34.00        45.00       32.00

 55.   1       Table, green metal               128.56       175.00      140.00

 56.   1       Table, grey metal                122.40       175.00      130.00

 57.   1       File, letter - green - #4        131.54       100.00       67.00
               drawer

 58.   1       File, letter - grey - 2          113.05        90.00       68.00
               drawer                        ---------    ---------   ---------

                                             $5,647.39    $8,000.00   $4,935.50
                                             ---------    ---------   ---------
                                             ---------    ---------   ---------

MOBILE EQUIPMENT

       No. Of                             Original  Replacement     Value at
 Item  Units   Description                    Cost         Cost      9-12-67
 ----  -----   -----------                    ----         ----      -------
 1.    1       Towmotor, #4446473 -
               Model Lt-44               $2,725.50    $7,200.00    $1,800.00

 2.    1       Towmotor, #4205198 -
               Model #420                 4,007.50     7,400.00     1,800.00

 3.    1       Towmotor, #420580023 -
               Model #420                 5,419.25     7,400.00     3,700.00
                                        ----------   ----------    ---------
                                        $12,152.25   $22,000.00    $7,300.00
                                        ----------   ----------    ---------
                                        ----------   ----------    ---------

                              LABORATORY EQUIPMENT

       No. Of                              Original   Replacement  Value at
 Item  Units   Description                     Cost          Cost   9-12-67
 ----  -----   -----------                     ----          ----   -------
 1.    1       Laboratory Mixer #45920      $1,017.92    $2,300.00    $1,610.00

 2.    1       Mixer, Homo #LI-49796           185.00       208.00       100.00
               W/1/4 HP motor

 3.    1       Laboratory oven and             989.93     1,050.00       740.00
               additional shelves
               #7240

 4.    1       Microscope                      139.73       635.00       445.00

 5.    1       Pump, #54892 - liquid            30.02        34.00        15.00
               circulating

 6.    1       Brookfield Viscometer,          308.43       390.00       310.00
               Model #RVF Serial #5865

 7.    1       Machine, Mixing and           1,218.00     2,300.00     1,610.00
               Kneading #49225

 8.    1       Furnace, Hoskins                 75.00        85.00        57.00
               Electric Muffle

 9.    1       Unit Steel Shelving              20.00        90.00        63.00
               24"x36"x84"

 10.   3       Work benches                    619.30       810.00       607.00

 11.   1       Potentionmeter #1182186         269.00       302.00       200.00

 12.   1       Utility Blower #108 SM           58.65

 13.   1       Sink Unit                       268.00       530.00       370.00

 14.   1       Fume Hood Assembly              998.29       650.00       455.00

 15.   1       Laboratory Mill               3,960.00     6,100.00     4,270.00

 16.   1       Model L Tester 0-5000#
               Capacity                      1,333.00     2,516.00     1,761.00
                                           ----------   ----------   ----------
                                           $11,490.27   $18,000.00   $12,613.00
                                           ----------   ----------   ----------
                                           ----------   ----------   ----------

                         FACTORY MACHINERY AND EQUIPMENT

       No. Of                                Original  Replacement     Value at
 Item  Units   Description                       Cost         Cost      9-12-67
 ----  -----   -----------                       ----         ----      -------
 1.    1       Mixer, Linoleum Cement       $1,000.00   $14,000.00    $9,800.00

 2.    1       20' Section Roller
               Conveyor               )
                                      )        144.91        Incl.        Incl.
 3.    1       10' Section Roller     )
               Conveyor

 4.    1       Mixer, Fibre Coating
               with Coil Heater - 1000       1,511.41     3,800.00     2,660.00
               gal. capacity

 5.    1       #100 Barrel Truck      )                      80.00        48.00
                                      )         80.98
 6.    1       #100 Barrel Truck      )                      65.00        45.00

 7.    1       Motor - 1/2 HP-Plastic
               Filler Motor #429605,            62.53        Incl.        Incl.
               Frame #56-5-10

 8.    1       Steel Stand - for mixer)
                                      )        128.32        Incl.        Incl.
 9.    1       Steel Stand - for mixer)

 10.   1       Set Pipe Fitting Tools &
               equipment dies, reamer           54.30       750.00       500.00
               and cutter

 11.   1       Machine, plastic filling        230.63     1,000.00       700.00
               - screw type

 12.   32      Steel lockers                   131.20       200.00       100.00

 13.   1       Truck - American Daisy,          15.07        45.00        30.00
               Hand

 14.   1       Labeling Machine-1/4 HP-        563.75     3,000.00     2,000.00
               Burt


                                         -8-

                         FACTORY MACHINERY AND EQUIPMENT

       No. Of                                Original  Replacement     Value at
 Item  Units   Description                       Cost         Cost      9-12-67
 ----  -----   -----------                       ----         ----      -------

 15.   1       Lift Truck - hand               173.53       500.00       330.00
               operated

 16.   1       Electric Welding Outfit         340.30       525.00       265.00
               - with accessories

 17.   1       Boston Stitcher & Colls         382.79       650.00       430.00
               - 148 - #2006

 18.   1       Labeler, Standard Knapp
               H.D. - 3/4 HP          )
                                      )      1,795.27     7,220.00
 19.   4       10' Conveyor Sections  )

 20.   2       5' Conveyor Sections   )
                                      )        206.10                  4,817.00
 21.   3       Quick Adjusting Stands-)
               #1800                  )
                                      )
 22.   2       Quick Adjusting Stands-)
                #1218

 23.   1       2" Meter #27190 with   )
               counter #L2045         )
                                      )        190.96        Incl.        Incl.
 24.   2       2" E Strainers - #22869)
               and #22862             )

 25.   1       Convyr. Portable, Motor
               driven 6" - 1/4                 471.81        Incl.        Incl.

 26.   1       Motor, 30 HP. Electric-
               Serial #34EM1776                481.38        Incl.        Incl.

 27.   1       Machine, Foot Closing            45.08        Incl.        Incl.

 28.   1       Machine, Mixing-gas
               fired with mixing
               kettle- 48"x60"x144"          4,046.76     6,300.00     3,780.00

 29.   1       Pump, Moyno-Type CDQ            368.00        Incl.        Incl.
               Frame B6-6


                                         -9-

                         FACTORY MACHINERY AND EQUIPMENT

       No. Of                                Original  Replacement     Value at
 Item  Units   Description                       Cost         Cost      9-12-67
 ----  -----   -----------                       ----         ----      -------
 30.   1       Tank, Cone bottom-1000          278.39       530.00       370.00
               gallon

 31.   1       Sterling motor - 1-1/2          195.00        Incl.        Incl.
               HP - #4059F7H 480

 32.   1       Duplex Adjust-o-feeder
               with electric motor -         2,808.50     4,000.00     2,800.00
               model 4Xdl

 33.   1       Mixer, type #600              1,133.00    25,063.00    12,542.00

 34.   1       Truck, Flat Bed                  58.26       125.00        62.00

 35.   1       Meter, Bronze case for
               alcohol #1365484                 76.72       200.00       100.00

 36.   1.      10' Fr. section of               74.98       245.00       163.00
               conveyor

 37.   1       Machine, Mixing #1 - 100
               gal. #40838                   3,555.76    27,160.00    18,197.00

 38.   1       Electric drill -                 74.16        Incl.        Incl.
               #2011293

 39.   1       Mixer, Portable Electric
               #RE-158 13                      139.73        Incl.        Incl.

 40.   1       Mixer, Machine #2-#40837      3,600.54    27,160.00    18,197.00

 41.   1       Pyometer                        377.78        Incl.        Incl.

 42.   1       Mixer, Machine #-#40835       3,933.42    27,160.00    18,197.00

 43.   1       Filling Machine - 2 HP          702.85       900.00       600.00

 44.   1       Timer                            77.30        Incl.        Incl.

 45.   1       Mixer, Crown Paste - 15       1,520.00     2,000.00     1,330.00
               HP

 46.   1       Closing Machine - #E-            41.16       220.00       147.00
               1057

 47.   1       Closing Machine-#7405-D)         35.28
                                      )                     440.00       290.00
 48.   1       Closing Machine-#7979-D)         33.32


                                         -10-

                         FACTORY MACHINERY AND EQUIPMENT

       No. Of                                Original  Replacement     Value at
 Item  Units   Description                       Cost         Cost      9-12-67
 ----  -----   -----------                       ----         ----      -------
 49.   1       Closing Machine-#10580-D         33.32       220.00       147.00

 50.   1       Closing Machine-#2505 -         784.00     3,000.00     2,000.00
               1 HP

 51.   1       Automatic closing               940.80     3,000.00     2,100.00
               machine #12A378

 52.   1       Hammer Mill                     194.72     5,000.00     4,250.00

 53.   1       Lot Emulsion Equipment        1,007.91        Incl.        Incl.

 54.   1       Mixing Machine #4 - #15
               VI/H BS                       4,098.74    27,160.00    18,197.00

 55.   1       30 HP Plastic Mixer           2,923.82    13,000.00     9,100.00

 56.   1       Mixer for tile cement
                 Cleaner 1 HP                  423.30     1,250.00       875.00

 57.   1       Filler, Can                     687.08       900.00       600.00

 58.   1       Mixer, Crown Paste -
               used 7 1/2 HP                 1,015.00     2,000.00     1,330.00

 59.   1       Motor - #C 910859 - 7 1/2       622.20        Incl.        Incl.
               HP

 60.   1       Motor - #C 910860 - 7 1/2       622.20        Incl.        Incl.
               HP

 61.   1       Tank, 25,000 gallon U.G.
               lignon - 7 1/2 HP             2,435.00     3,850.00     2,700.00

 62.   1       Mixer, 1000 gallon
               linoleum passe - 15 HP        3,150.00     8,000.00     5,600.00

 63.   1       Pump, cutback tank -
               #66305                          700.75     2,050.00     1,540.00

 64.   1       Pump, Steam refined
               asphalt tank #66306             700.75     2,050.00     1,540.00

 65.   1       Pump, with motor -
               #917316 10 HP                   298.00        Incl.        Incl.


                                         -11-

                         FACTORY MACHINERY AND EQUIPMENT

       No. Of                                Original  Replacement     Value at
 Item  Units   Description                       Cost         Cost      9-12-67
 ----  -----   -----------                       ----         ----      -------
 66.   1       Tank, 5000 gallon
               linoleum paste                  934.00     1,050.00       958.00

 67.   1       Tank, 5000 gallon Cone
               bottom                          934.00     1,550.00     1,090.00

 68.   1       Mixer, motor #262437            300.00        Incl.        Incl.

 69.   1       Pump, Model #02AV1 -
               serial #139667                  215.10        Incl.        Incl.

 70.   1       Pump, Model #02AV1 -
               Serial #139668                  215.10        Incl.        Incl.

 71.   1       Screw Conveyor Unit A-5
               HP                            1,457.34        Incl.        Incl.

 72.   1       Screw Conveyor Unit B-        1,203.33        Incl.        Incl.
               3HP

 73.   1       Screw Conveyor Unit C-3
               HP                            1,167.33        Incl.        Incl.

 74.   1       Mixer B-P #5 - 4 HP           3,564.25    27,000.00    18,090.00

 75.           Miscellaneous piping          3,515.29        Incl.        Incl.

 76.   1       Steam boiler - model 4        3,795.00     4,900.00     2,500.00
               LC

 77.   1       Sodium Zeolite Softener)
                                      )        380.00       600.00       360.00
 78.   1       Blow Off tank          )

 79.   1       Pump, Moyno                     819.50        Incl.        Incl.

 80.   1       Pump, Moyno                     819.50        Incl.        Incl.

 81.   1       Motor #19181 - 10 HP            185.00        Incl.        Incl.

 82.   1       Motor #158206 - 10 HP           185.00        Incl.        Incl.

 83.   1       Tank                             62.00        Incl.        Incl.

 84.   1       Tank                             62.00        Incl.        Incl.


                                         -12-

                         FACTORY MACHINERY AND EQUIPMENT

       No. Of                                Original  Replacement     Value at
 Item  Units   Description                       Cost         Cost      9-12-67
 ----  -----   -----------                       ----         ----      -------
 85.   1       Tank                             60.67        Incl.        Incl.

 86.   1       Cutter, Used - 22"              340.00       745.00       495.00

 87.   1       Ortho-O-Meter - #18387          330.00        Incl.        Incl.

 88.   2       Mixer Tanks                     420.00       500.00       334.00

 89.   1       Mixer - #931-Model FGS-1 )
                                        )    1,006.90     2,940.00     2,003.00
 90.   1       Mixer - #937-Model FGS-1 )

 91.   1       Mixer - 50 Gallon               400.00     1,150.00       800.00

 92.   1       Mixer - Used - 7 1/2 HP
               #S 5251174                      250.00     3,635.00     2,545.00

 93.   1       Portable Pump                   125.00       310.00       155.00

 94.   1       Shears, 36" foot with           125.00       900.00       640.00
               blades-used

 95.   1       Condensate preheater
               assembly #40393                 153.20        Incl.        Incl.

 96.   1       Machine, Extrusion            1,685.00     3,177.00     1,000.00

 97.   1       Wiring on equipment -        12,000.00        Incl.        Incl.
               lot

 98.   1       Sweeper, Power with side        920.00     1,500.00       600.00
               broom #V159-A

 99.   1       Scale, Toledo fan #1174         225.00       225.00       150.00
                                           ----------   ----------  -----------
                                           $89,634.03   275,000.00  $180,199.00
                                           ----------   ----------  -----------
                                           ----------   ----------  -----------

                                    RECAPITULATION

                                          OF

                                   LEASED EQUIPMENT


                                                        NO. OF       ORIGINAL         REPLACEMENT         VALUE AT
 DESCRIPTION                                            ITEMS          COST              COST             9-12-67
 -----------                                            -----          ----              ----             -------
 Factory Machinery & Equipment                             99       $ 89,634.03        $275,000.00      $180,199.00

 Laboratory Equipment                                      16         11,490.27          18,000.00        12,613.00

 Mobile Equipment                                           3         12,152.25          22,000.00         7,300.00

 Office Equipment                                          58          5,647.39           8,000.00         4,935.50
                                                          ---       -----------        -----------       ----------
                                               TOTAL      176       $118,923.94        $323,000.00       205,047.50
                                                          ---       -----------        -----------       ----------
                                                          ---       -----------        -----------       ----------

                                   MACHINERY LEASE

          THIS LEASE AGREEMENT is made and entered into by and between FRANCES
W. HENRY as Trustee of Trust A, and FRANCES W. HENRY and NEWTON F. WHEELER, as Trustees of Trust B, under the WARNER W. HENRY FAMILY TRUST, dated June 24, 1969, hereinafter referred to as "Henry", and THE W.W. HENRY COMPANY, a California corporation, hereinafter referred to as "Company".

          This Lease Agreement is premised as follows:

          A. Under date of August 1, 1958, WARNER W. HENRY, as Lessor, entered into a "Machinery Lease" with Company, covering machinery, equipment, office furniture and fixtures owned by Warner W. Henry, and which were located on the premises known as 5731 Bickett Street, Huntington Park, California, owned by him, which premises were leased on the same day to Company. That lease was referred to as the "Ground Lease".

          B. Said Machinery Lease was for a term of five (5) years, with renewal privilege of three (3) successive five year terms. Subsequent to the execution of said lease, Warner W. Henry conveyed his interest in the machinery, equipment, office furniture and fixtures, in trust, to Henry.

          C. During the past year the personal property, the subject of this lease, was re-appraised by an independent appraisal company to ascertain its fair rental value, and said company determined the fair rental value on a yearly basis.

          D. The parties now desire to amend and renew said lease and to restate its terms.

          NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties herein stated, IT IS AGREED as follows:

          1. Company leases from Henry and Henry leases to Company that certain machinery and equipment and furniture and fixtures located on the Ground Lease. Said machinery and equipment are described in the schedule thereof, attached hereto, marked Schedule "A", which schedule also shows the appraisal value of each item of machinery and equipment, and its present location. By this reference said Schedule "A" is incorporated herein and made a part hereof.

          2. The term of the lease is for twenty (20) years commencing on the 1st day of May, 1976 and terminating on the 30th day of April, 1996.

          3. RENTAL. The rental for the initial five (5) years of the term of the lease shall be $147,375.00, payable at the rate of $2,456.25 per month. The first month's rental of the initial term shall be paid as of May 1, 1976, and on or before the 1st day of each succeeding month thereafter, so long as this lease is in force and effect. The rental shall be adjusted either upward or downward for each subsequent five (5) year period of the term. Ninety (90) days prior to the termination of each five (5) year term the parties shall confer and negotiate for the rental of the succeeding five (5) year period of the lease.
If the parties are unable to agree upon such rental within thirty (30) days prior to the termination date of any term, then the rental for such term shall be settled by arbitration in accordance with the provisions of the Code of Civil Procedure of the State of California.

          4. Company, at its own cost and expense, shall maintain the leased machinery and equipment in good and operative mechanical condition and shall not allow the machinery or equipment to be abused or to deteriorate, normal wear and tear excepted. Should any of the machinery and equipment become unusable because of obsolescence, but for no other reason, Company shall notify Henry. If Henry elects to replace such obsolescent machinery and equipment, he may do so at his own cost and expense. If Henry elects not to replace such item or items of machinery and equipment, the Company may make such replacement or replacements. In the event that Company makes such replacement or replacements the rental for the term shall be reduced by the ratio that the appraisal value of the item or items replaced bears to the total appraisal value of all the items listed in Schedule "A". As an illustration, if the appraised value of a particular item was Ten Thousand Dollars ($10,000), and as the total appraised value of all items listed in Schedule "A" was One Hundred Ninety-Six Thousand Five Hundred Dollars ($196,500.00), then the rental commencing with the month subsequent to the installation of such replacement item shall be reduced by 10,000/196,500.

          5. Company, shall at its own cost and expense, keep such machinery and equipment insured against loss or damage by fire and any other casualty and shall cause said policy to cover both Company and Henry. Such insurance shall be in an amount equal to the full insurable value of such machinery and equipment and shall be placed in a company or companies satisfactory to Henry. Henry and Company shall be the named assured in such policies of such insurance and all of such policies shall be delivered to Henry and retained by him.

          6. At all times during normal working hours during the term hereof, Company shall allow Henry free access to the demised premises for purposes of inspection and for purposes of making such repairs as Henry is required to make by the terms of this lease, or which Henry may deem necessary for his protection or the protection of the property.

          7. In the event that the Ground Lease referred to in Paragraph A of the Recitals herein is terminated for any reason whatsoever, this Agreement shall automatically terminate concurrently with the termination of the Ground Lease and without further action of the parties.

          8. Upon the termination of this Agreement for any reason whatsoever, Company shall surrender all machinery and equipment herein leased to Henry in as good condition as received, normal wear and tear excepted.

          9. Company shall not hypothecate or mortgage said machinery or equipment or any part thereof. Neither shall Company suffer or permit any lien or liens of whatsoever nature to attach against said machinery or equipment. Henry shall have the right but not the duty to affix to such machinery and equipment metal tags or other appropriate markings to show that such machinery and equipment is the property of Henry and not the property of Company.

          10. This Agreement shall not be assigned by the Company, whether by of law or otherwise, unless Henry should first consent thereto in writing. Any assignment made without such consent shall be void. Should company be adjudged insolvent or bankrupt or make a composition for creditors or make an assignment for the benefit of creditors, this Agreement shall upon the occurrence of any one or more than one of such events automatically cease and terminate without further action of the parties. No creditors' committee, assignee for the benefit of the creditors, referee, or trustee in bankruptcy shall under any circumstances acquire any interest in this Agreement, or any interest in such machinery and equipment, or the right to use the same or any part thereof. In the event of the occurrence of any one or more than one of such events, Henry shall have the absolute right to enter into and upon the property covered by the

Ground Lease, remove all machinery and equipment or make such other disposition thereof as he deems expedient. This latter right in Henry is absolute, and Henry shall have such right with or without any claim or delivery proceedings or without taking any other legal action.

          11. Should the premises be destroyed by fire or other casualty, then the parties hereto shall have the same rights as set forth in Paragraphs 10 and 16 of the Ground Lease which said paragraphs are incorporated herein by reference as though set forth in full.

          12. Notwithstanding any provisions of this Agreement to the contrary, and particularly Paragraphs 2 and 3 hereof, should Henry elect to replace a piece of obsolescent machinery or equipment and should the replacement cost in writing _______ of the assigned value of said equipment, as the same is shown on the Schedule "A", then there shall be added to the total rental cost for the machinery and equipment an additional rental which shall be negotiated by the parties and which shall take into consideration the cost of such new item of equipment in excess of the appraisal value shown on said schedule Exhibit "A" and such rental shall provide sufficient return to cover the depreciation of said equipment at least as rapidly as the depreciation allowed for income tax purposes and to return a reasonable profit on the investment over the life of the equipment. If mutual agreement cannot be reached as to a fair rental value for such new equipment then each party hereto shall designate an arbitrator to fix said rental rate and if the two arbitrators cannot agree they in turn will select a third arbitrator and the decision of any two of the three arbitrators shall be final and binding on the parties hereto. The cost of the third arbitrator shall be borne mutually by the parties hereto.


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

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 30th day of April, 1976.


                                        FRANCES W. HENRY
                                        As Trustee of Trust A under the Warner
                                        W. Henry Family Trust
                                        Dated June 24, 1969

                                        /s/ Frances W. Henry
                                        --------------------------------------
                                        FRANCES W. HENRY



                                        FRANCES W. HENRY and
                                        NEWTON F. WHEELER
                                        as Trustees of Trust B under the Warner
                                        W. Henry Family Trust
                                        dated June 24, 1969


                                        /s/ Frances W. Henry
                                        --------------------------------------
                                        FRANCES W. HENRY


                                        /s/ Newton F. Wheeler
                                        --------------------------------------
                                        NEWTON F. WHEELER


                                        LESSORS

                                        THE W.W. HENRY COMPANY


                                        By /s/ Warner Wheeler Henry
                                        --------------------------------------
                                            President


                                        By /s/ W. A. Thomas
                                        --------------------------------------
                                            Secretary

LESSEE


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